EXHIBIT 99

CHRYSLER FINANCIAL                                                                        Distribution Date:               06-Nov-00
DaimlerChrysler Auto Trust 2000-A Monthly Servicer's Certificate (GT)                                                    Page 1 of 2
------------------------------------------------------------------------------------------------------------------------------------

      Payment Determination Statement Number                                   8
      Distribution Date                                                06-Nov-00

      DATES COVERED                                               FROM AND INCLUDING                   TO AND INCLUDING
      -------------                                               ------------------                   ----------------
           Collections Period                                                   01-Oct-00                          31-Oct-00
           Accrual Period                                                       06-Oct-00                          05-Nov-00
           30/360 Days                                                                 30
           Actual/360 Days                                                             31


                                                                       NUMBER OF
      COLLATERAL POOL BALANCE DATA                                     ACCOUNTS                            $ AMOUNT

      Pool Balance - Beginning of Period                                119,311                             1,658,696,344.05
      Collections of Installment Principal                                                                     35,241,142.89
      Collections Attributable to Full Payoffs                                                                 17,997,676.88
      Principal Amount of Repurchases                                                                              29,748.33
      Principal Amount of Gross Losses                                                                          2,662,364.87
                                                                                                  ---------------------------

      Pool Balance - End of Period                                      116,805                             1,602,765,411.08
                                                                                                  ===========================



      POOL STATISTICS                                                                                   END OF PERIOD
                                                                                                  ---------------------------

      Initial Pool Balance (Pool Balance at the Purchase Date)                                              2,076,965,804.62
      Pool Factor (Pool Balance as a Percent of Initial Pool Balance)                                                  77.17%

      Ending O/C Amount                                                                                        84,145,184.08
      Coverage Ratio (Ending Pool Balance as a Percent of Ending Securities)                                     1.055408971

      CUMULATIVE NET LOSSES                                                                                     4,845,779.56
      ---------------------
      Net Loss Ratio (3 mo. Weighted Avg.)                                                                              0.01
      Cumulative Recovery Ratio                                                                                     57.15617%
      60+ Days Delinquency Amount                                                                               623833216.00%
      Delinquency Ratio (3 mo. Weighted Avg.)                                                                           0.00

      Weighted Average APR                                                                                         00-Jan-00
      Weighted Average Remaining Term (months)                                                                      4906.000%
      Weighted Average Seasoning (months)                                                                              11.73

CHRYSLER FINANCIAL                                                                        Distribution Date:               06-Nov-00
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

DAIMLERCHRYSLER AUTO TRUST 2000-A MONTHLY SERVICER'S CERTIFICATE (GT)                                                    PAGE 2 OF 2
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      Cash Sources
           Collections of Installment Principal                                                        35241142.89
           Collections Attributable to Full Payoffs                                                  17,997,676.88
           Principal Amount of Repurchases                                                               29,748.33
           Recoveries on Loss Accounts                                        0                       1,521,705.84

           Collections of Interest                                                                   12,378,737.08
           Investment Earnings                                                                           26,643.57
           Reserve Account                                                                            4,956,957.50
           Total Sources                                                                             72,152,612.09
                                                                                        ---------------------------


                                                                                        ===========================

      Cash Uses
           Servicer Fee                                                                               1,382,246.95
           Note Interest                                                                              8,718,277.43
           Reserve Fund                                                                               4,956,957.50
           O/C Release to Seller                                                                      4,100,571.22
           Note Principal                                                                            52,994,558.99
           Total Cash Uses                                                                           72,152,612.09
                                                                                        ---------------------------
                                                                                        ---------------------------

                                                                                        ===========================

      Administrative Payment
      TOTAL PRINCIPAL AND INTEREST SOURCES                                                              72,152,612
      ------------------------------------
      Investment Earnings in Trust Account                                                              (26,643.57)
      Cash Reserve in Trust Account                                                                  (4,956,957.50)
      Servicer Fee (withheld)                                                                        (1,382,246.95)
      O/C Release to Seller                                                                          (4,100,571.22)
           Payment Due to Trust Account                                                              61,686,192.85
                                                                                        ---------------------------

                                                                                        ===========================
O/C Release
ORIGINAL O/C AMOUNT                                              94182804.62
-------------------
Cumulative O/C Release (beginning)                               26781037.02
O/C Release               (Prospectus pg S17)                   4,100,571.22
Cumulative O/C Release (ending)                                30,881,608.24
                                                      -----------------------

                                                      =======================
                                                       Beginning                           Ending
                                                                 Balance                            Balance
      Notes & Certificates
                                                       --------------------------        -----------------------------
      CLASS A-1  408,429,000.00  @   6.07%                                    0                                  0
      Class A-2  655,000,000.00  @   6.76%                       652,260,785.99                     599,266,227.00
      Class A-3  405,000,000.00  @   7.09%                       405,000,000.00                     405,000,000.00
      Class A-4  440,000,000.00  @   7.23%                       440,000,000.00                     440,000,000.00
      Certificates                                                74,354,000.00                      74,354,000.00
          Total Securities                                     1,571,614,785.99                   1,518,620,227.00
                                                       --------------------------        ---------------------------

                                                       ==========================        ===========================


                                                       Principal                 Principal per
                                                                Payment                 $1000 Face
      Notes & Certificates
                                                       ---------------------------------------------------
      CLASS A-1  408,429,000.00  @   6.07%                                     0                         0
      Class A-2  655,000,000.00  @   6.76%                         52,994,558.99                80.9077236
      Class A-3  405,000,000.00  @   7.09%                                  0.00                 0.0000000
      Class A-4  440,000,000.00  @   7.23%                                  0.00                 0.0000000
      Certificates                                                          0.00                 0.0000000
          Total Securities                                         52,994,558.99
                                                       --------------------------

                                                       ==========================

                                                  Interest                    Interest per
                                                            Payment                 $1000 Face
      Notes & Certificates
                                                  --------------------------------------------------
      CLASS A-1  408,429,000.00  @   6.07%                                  0                      0
      Class A-2  655,000,000.00  @   6.76%                       3,674,402.43              5.6097747
      Class A-3  405,000,000.00  @   7.09%                       2,392,875.00              5.9083333
      Class A-4  440,000,000.00  @   7.23%                       2,651,000.00              6.0250000
      Certificates                                                       0.00
          Total Securities                                       8,718,277.43
                                                  ----------------------------

                                                  ============================

                                                  Original
      Notes & Certificates

      CLASS A-1  408,429,000.00  @   6.07%                         408429000
      Class A-2  655,000,000.00  @   6.76%                    655,000,000.00
      Class A-3  405,000,000.00  @   7.09%                    405,000,000.00
      Class A-4  440,000,000.00  @   7.23%                    440,000,000.00
      Certificates                                             74,354,000.00
          Total Securities                                  1,982,783,000.00
                                                  ---------------------------

                                                  ===========================

* Class A-1 Interest is computed on an Actual/360 Basis.  Days in current period